EXHIBIT 10.17
                                                                   -------------

                                                          Loan #9531605184-00006

                           LOAN MODIFICATION AGREEMENT

         THIS LOAN MODIFICATION AGREEMENT ("Agreement") is made and effective as of August 4, 2008, by and between SUTRON CORPORATION, a Virginia corporation ("Borrower") and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation formerly known as (and successor to) Branch Banking and Trust Company of Virginia ("Lender").

                                 R E C I T A L S

         WHEREAS, on July 29, 2004, Lender made a commercial line of credit loan in the amount of One Million Six Hundred Twenty-five Thousand and no/100 Dollars ($1,625,000.00)(as subsequently modified, the "Loan") to the Borrower, evidenced by, inter alia, (i) the Borrower's Commercial Promissory Note of same date in the amount of the Loan (as subsequently modified, the "Note"), (ii) that certain first lien Security Agreement of same date executed by the Borrower for the benefit of the Lender (as subsequently modified, the "Security Agreement"), and
(iii) that Loan Agreement of same date executed by the Borrower and the Lender (as subsequently modified, the "Loan Agreement")(the Note, Security Agreement, Loan Agreement, and all other documents evidencing or securing the Loan, as subsequently modified, are sometimes collectively referred to herein as "Loan Documents"); and

         WHEREAS, by Guaranty Agreement dated July 29, 2004 (the "Guaranty"), Daniel W. Farrell, Sidney C. Hooper, Thomas N. Keefer and Raul S. McQuivey (collectively, the "Guarantors") jointly and severally guaranteed repayment of the Loan and performance of all of Borrower's obligations under the Loan Documents; and

         WHEREAS, by Loan Modification Agreement and Release of Guarantors dated as of August 5, 2005, the Lender and the Borrower agreed, inter alia, to (i) increase the principal amount of the Loan to Two Million and no/100 Dollars ($2,000,000.00), (ii) extend the maturity date of the Loan, and (iii) release the Guarantors from their obligations under the Guaranty; and

         WHEREAS, by Loan Modification Agreement dated as of August 5, 2006, the Lender and the Borrower agreed, inter alia, to (i) increase the principal amount of the Loan to Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) and (ii) extend the maturity date of the Loan; and

         WHEREAS, by Loan Modification Agreement dated as of June 26, 2007, the Lender and the Borrower agreed, inter alia, to (increase the principal amount of the Loan to Three Million and no/100 Dollars ($3,000,000.00) and (ii) extend the maturity date of the Loan; and

         WHEREAS, the Borrower has requested that Lender further extend the maturity date of the Loan; and

         WHEREAS, the Lender has agreed to grant Borrower's request, subject to Borrower's execution and delivery of, and performance of the terms and conditions set forth in, this Agreement.

         NOW THEREFORE, for and in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Recitals. The above recitals are incorporated herein and made a part hereof.

         2. Loan Statement. Borrower and Lender hereby confirm that as of the date hereof, (i) there is no accrued and unpaid interest under the Loan, and
(ii) there is no outstanding principal balance under the Loan.

         3. Note Payments/Maturity Date. Commencing August 5, 2008 and continuing on the fifth (5th) day of each and every calendar month during the term of the Loan, payments of interest only shall continue to be due and payable. The Loan maturity date is hereby extended to August 5, 2009.

         4. Modification of Loan Documents.

               A. The Note, Security Agreement, Loan Agreement and remaining Loan Documents are hereby modified to reflect and incorporate the terms and provisions of the Loan maturity date extension as described in paragraph 3 above.

               B. The terms "Note", "Security Agreement", "Loan Agreement", and all other defined documents as referenced in the Loan Documents, shall be deemed to mean such documents, as modified by this Agreement. In addition, this Agreement shall be deemed to be a Loan Document.

         5. Modification Costs. Borrower further agrees to pay to Lender at the time of the execution of this Agreement, a Loan extension fee in the amount of $1,500.00.

         6. Ratification and Renewal. The Borrower hereby ratifies and renews its covenants and agreements to pay the Loan in accordance with the terms and provisions of the Note, as modified by this Agreement; and the Borrower otherwise hereby ratifies and renews its covenants and agreements to perform, comply with and be bound by all other terms and provisions of the Note and the Loan Documents, all as modified by this Agreement. The Borrower also hereby confirms that the Security Agreement continues to secure repayment of the Note, as modified by this Agreement. Further, the Borrower covenants and warrants that each and every provision of the Note and the Loan Documents, as modified by this Agreement, are in full force and effect and are the lawful and binding obligations of Borrower, enforceable in accordance with their respective terms.

         7. Waiver. The Borrower acknowledges Lender as the owner and holder of the Note, and the secured party under the Security Agreement, and covenants and agrees that there are no defenses, set-offs, or counter-claims against Lender, with respect to the Note and the Loan Documents, as modified by the terms of this Agreement, or otherwise, or with respect to the Loan or with respect to the collection or enforcement of any of the same. The parties to this Agreement do not intend this Agreement to be construed as a novation of the Note.

         8. Further Assurances. The parties agree to execute and deliver any and all instruments and documents reasonably necessary or required from time to time to effect the terms and intent of this Agreement.

         9. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the modification of the Loan, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

         10. Binding Effect. Each and every of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

         11. Governing Law. This Agreement shall be governed by, construed under, and interpreted and enforced in accordance with the laws of the Commonwealth of Virginia, but without regard for Virginia's laws or rules regarding conflict or choice of laws.

         12. Severability. If any term, covenant or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected hereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         13. Headings. The captions and headings herein are for convenience of reference only and in no way define or limit the scope or content of this Agreement or in any way affect its provisions.

         14. Modification. The terms of this Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together will constitute one instrument.

         IN WITNESS WHEREOF, the parties have executed this Loan Modification Agreement as of the date and year first written above.


                                    BORROWER:

                                    SUTRON CORPORATION, a Virginia corporation


                                    By: /s/ Sidney C. Hooper
                                        -------------------------
                                        Sidney C. Hooper
                                        Treasurer





COMMONWEALTH OF VIRGINIA   )
                           )
COUNTY OF LOUDOUN          ) to-wit:

         The foregoing was subscribed and sworn to before me on this 7th day of August, 2008, by Sidney C. Hooper, as treasurer of Sutron Corporation, a Virginia corporation, on behalf of the corporation.

                                        /s/ Kira B. K. Taylor
                                        -------------------------
                                        Notary Public


My Commission Expires: November 30, 2009



                     [signature of Lender on following page]

                                     LENDER:

                                     BRANCH BANKING AND TRUST COMPANY,
                                     a North Carolina banking corporation


                                     By: /s/ Lou v. Pham
                                         ----------------------------
                                         Lou V. Pham
                                         Assistant Vice President


COMMONWEALTH OF VIRGINIA   )
                           )
COUNTY OF FAIRFAX          ) to-wit:

         The foregoing instrument was acknowledged before me this 7th day of August, 2008, by Lou V. Pham, as assistant vice president of Branch Banking and Trust Company, a North Carolina banking corporation, on behalf of the corporation.

                                         /s/ Kira B. K. Taylor
                                         ----------------------------
                                         Notary Public

My Commission Expires: November 30, 2009